[LOGO[ FIRST SECURITY BENEFIT LIFE              ELITEDESIGNS(R) VARIABLE ANNUITY
       INSURANCE AND ANNUITY COMPANY            APPLICATION
       OF NEW YORK

QUESTIONS? CALL OUR CUSTOMER SERVICE CENTER AT 1-800-888-2461.
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INSTRUCTIONS
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Complete the entire form to establish a new EliteDesigns(R) Variable Annuity
Contract. Please type or print.

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
1. CHOOSE TYPE OF ANNUITY CONTRACT
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Please select the annuity type:         [ ] Non-Qualified  [ ] 403(b) TSA  [ ] Roth IRA
                                        [ ] SEP            [ ] SIMPLE      [ ] Traditional IRA
Initial Contribution $__________________________
FOR IRAS ONLY: Current Year $______________________ Prior Year $________________ Rollover $_____________________
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2. PROVIDE ANNUITANT INFORMATION
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Name of Annuitant _________________________________________________________________________ [ ] Male  [ ] Female
                  First                 MI                     Last
Mailing Address ________________________________________________________________________________________________
                Street Address                            City             State                  ZIP Code

Residential Address ____________________________________________________________________________________________
(if different from mailing address)  Street Address       City             State                  ZIP Code

Social Security Number/Tax I.D. Number ___________________________ Date of Birth _______________________________
                                                                                           (mm/dd/yyyy)

Daytime Phone Number ______________________________ Home Phone Number __________________________________________
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3. PROVIDE CONTRACTOWNER INFORMATION
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[ ] Same as Annuitant

Name of Contractowner _____________________________________________________________________ [ ] Male  [ ] Female
                      First             MI                     Last
Mailing Address ________________________________________________________________________________________________
                Street Address                            City             State                  ZIP Code

Residential Address ____________________________________________________________________________________________
(if different from mailing address)  Street Address       City             State                  ZIP Code

Social Security Number/Tax I.D. Number ___________________________ Date of Birth _______________________________
                                                                                           (mm/dd/yyyy)

Daytime Phone Number ______________________________ Home Phone Number ________________________________
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4. PROVIDE JOINT OWNER INFORMATION
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Name of Joint Owner _______________________________________________________________________ [ ] Male  [ ] Female
                      First             MI                     Last
Mailing Address ________________________________________________________________________________________________
                Street Address                            City             State                  ZIP Code

Residential Address ____________________________________________________________________________________________
(if different from mailing address)  Street Address       City             State                  ZIP Code

Social Security Number/Tax I.D. Number ___________________________ Date of Birth _______________________________
                                                                                           (mm/dd/yyyy)

Daytime Phone Number ______________________________ Home Phone Number __________________________________________
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

FSB 243 (6-07)                         Elitedesigns 16-90014-11 2009/05/01 (1/4)

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
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5. PROVIDE PRIMARY AND CONTINGENT BENEFICIARY(IES)
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For additional Primary Beneficiaries, please attach a separate list to the end of this application.
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PRIMARY BENEFICIARY NAME         SOCIAL SECURITY NO.  DOB (MM/DD/YYYY)   RELATIONSHIP TO OWNER   % OF BENEFIT
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1.
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2.
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3.
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4.
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CONTINGENT BENEFICIARY NAME      SOCIAL SECURITY NO.  DOB (MM/DD/YYYY)   RELATIONSHIP TO OWNER   % OF BENEFIT
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1.
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2.
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

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6. PROVIDE REPLACEMENT INFORMATION
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Do you currently have any existing annuity or insurance policies? [ ] Yes [ ] No
Does this proposed contract replace or change any existing annuity or insurance policy? [ ] Yes [ ] No
If yes, please list the following for all life insurance or annuity contracts to be replaced:

       CURRENT CARRIER NAME                      CONTRACT/POLICY NUMBER
_________________________________________    ________________________________
_________________________________________    ________________________________
_________________________________________    ________________________________
_________________________________________    ________________________________

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7.  CHOOSE OPTIONAL RIDERS AND WITHDRAWAL CHANGE SCHEDULE
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YOU MUST SELECT ONE OF THE WITHDRAWAL CHARGE SCHEDULES BELOW.

  [ ] 0-Year Withdrawal Charge Schedule
  [ ] 5-Year Withdrawal Charge Schedule

YOU MAY SELECT ONE OR MORE OF THE FOLLOWING RIDERS.(1)

  [ ] Credit Enhancement Rider at 3%.
  [ ] Return of Premium Death Benefit Rider.
      (Available for purchase by Owners age 80 or less)

(1) Applicant may but is not required to select one or more of the optional riders.
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FSB 243 (6-07)                         Elitedesigns 16-90014-11 2009/05/01 (2/4)

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8. INDICATE INVESTMENT DIRECTIONS
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Please indicate your investment preferences below. Please use whole percentages totaling 100%
---% AIM V.I. Capital Appreciation    ---% RVT CLS AdvisorOne Clermont
---% AIM V.I. International Growth    ---% Rydex VT All-Cap Opportunity
---% AIM V.I. Mid Cap Core Equity     ---% Rydex VT Alternative Strategies
---% Direxion Dynamic VP HY Bond           Allocation
---% Dreyfus VIF International Value  ---% Rydex VT Banking
---% Federated Fund for U.S.          ---% Rydex VT Basic Materials
     Government Securities II         ---% Rydex VT Biotechnology
---% Federated High Income Bond II    ---% Rydex VT Commodities Strategy
---% Fidelity(R) VIP Contrafund(R)    ---% Rydex VT Consumer Products
---% Fidelity(R) VIP Growth           ---% Rydex VT Dow 2x Strategy
     Opportunities                    ---% Rydex VT Electronics
---% Fidelity(R) VIP Index 500        ---% Rydex VT Energy
---% Fidelity(R) VIP Investment       ---% Rydex VT Energy Services
     Grade Bond                       ---% Rydex VT EP Aggressive
---% Franklin Small-Mid Cap           ---% Rydex VT EP Conservative
     Growth Securities                ---% Rydex VT EP Moderate
---% Neuberger Berman                 ---% Rydex VT Europe 1.25x Strategy
     AMT Guardian                     ---% Rydex VT Financial Services
---% Neuberger Berman                 ---% Rydex VT Government Long
     AMT Partners                          Bond 1.2x Strategy
---% Oppenheimer Main Street          ---% Rydex VT Health Care
     Small Cap Fund(R)/VA             ---% Rydex VT International
---% PIMCO VIT Global Bond                 Opportunity
     (Unhedged)                       ---% Rydex VT Internet
---% PIMCO VIT High Yield             ---% Rydex VT Inverse Dow
---% PIMCO VIT Low Duration                2x Strategy
---% PIMCO VIT Real Return            ---% Rydex VT Inverse Government
---% PIMCO VIT Total Return                Long Bond Strategy
---% RVT CLS AdvisorOne Amerigo       ---% Rydex VT Inverse Mid-Cap
---% RVT CLS AdvisorOne Berolina           Strategy

---% Rydex VT Inverse NASDAQ-100       ---% Rydex VT S&P MidCap 400
     Strategy                               Pure Value
---% Rydex VT Inverse Russell 2000(R)  ---% Rydex VT S&P SmallCap 600
     Strategy                               Pure Growth
---% Rydex VT Inverse S&P 500          ---% Rydex VT S&P SmallCap 600
     Strategy                               Pure Value
---% Rydex VT Japan 2x Strategy        ---% Rydex VT Strengthening Dollar
---% Rydex VT Leisure                       2x Strategy
---% Rydex VT Managed Futures          ---% Rydex VT Technology
     Strategy                          ---% Rydex VT Telecommunications
---% Rydex VT Mid-Cap 1.5x Strategy    ---% Rydex VT Transportation
---% Rydex VT Multi-Cap Core Equity    ---% Rydex VT U.S. Government
---% Rydex VT Multi-Hedge                   Money Market
     Strategies                        ---% Rydex VT Utilities
---% Rydex VT NASDAQ-100               ---% Rydex VT Weakening Dollar
---% Rydex VT NASDAQ-100                    2x Strategy
     2x Strategy                       ---% SBL All Cap Value
---% Rydex VT Nova                     ---% SBL Global
---% Rydex VT Precious Metals          ---% SBL Large Cap Value
---% Rydex VT Real Estate              ---% SBL Mid Cap Growth
---% Rydex VT Retailing                ---% SBL Mid Cap Value
---% Rydex VT Russell 2000(R)          ---% SBL Small Cap Value
     1.5x Strategy                     ---% Templeton Developing
---% Rydex VT Russell 2000(R)               Markets Securities
     2x Strategy                       ---% Templeton Foreign Securities
---% Rydex VT S&P 500 2x Strategy      ---% Van Kampen LIT Government
---% Rydex VT S&P 500 Pure Growth      ---% Wells Fargo Advantage
---% Rydex VT S&P 500 Pure Value            Opportunity VT
---% Rydex VT S&P MidCap 400           MUST TOTAL 100%
     Pure Growth
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
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9. SALARY INFORMATION
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PLEASE COMPLETE THIS SECTION ONLY IF YOU ARE CONTRIBUTING THROUGH SALARY REDUCTION AND/OR DEDUCTION.
Contribution Amount (select all that apply):

  [ ] Pre-tax Qualified Contribution of $ _______________ per year or _______% per pay period.
  [ ] After-tax Roth Contribution of $ _______________ per year or _______% per pay period.

Beginning: ____________________________________ [ ] Please skip the following month(s):___________________________
           Date (mm/dd/yyyy)

Will your employer match contributions? [ ] Yes [ ] No

Employer Name _____________________________________________________________________________________________________

Mailing Address ___________________________________________________________________________________________________
                 Street Address                           City             State                  ZIP Code

Billing Statement Address _________________________________________________________________________________________
(if different from above)  Street Address                 City             State                  ZIP Code
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

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10. STATEMENT OF UNDERSTANDING
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I have been given a current prospectus that describes the Contract for which I am applying and a current prospectus for each of the funds underlying Investment Options above. I UNDERSTAND THAT ANNUITY PAYMENTS AND WITHDRAWAL VALUES, IF ANY, WHEN BASED ON THE INVESTMENT EXPERIENCE OF THE INVESTMENT OPTIONS ARE VARIABLE AND DOLLAR AMOUNTS ARE NOT GUARANTEED and that any benefits, values or payments based on performance of the Investment Options may vary and are NOT guaranteed by the U.S. Government or any State Government; and are NOT federally insured by the FDIC, the Federal Reserve Board or any other agency, Federal or State. I further understand that I bear all investment risk.

If my annuity contract qualifies under Section 403(b), I declare that I know:
(1) the limits on withdrawals from my Contract imposed by Section 403(b)(11) of the Internal Revenue Code; and (2) the investment choices available under my employer's Section 403(b) plan to which I may elect to transfer my account balance. I understand that the amount paid and the application must be acceptable to FSBL under its rules and practices. If they are, the contract applied for will be in effect on the Contract Date. If they are not, FSBL will be liable only for the return of the amount paid.

[ ] Check this box to receive a Statement of Additional Information.

FSB 243 (6-07)                         Elitedesigns 16-90014-11 2009/05/01 (3/4)

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11. PROVIDE SIGNATURE
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My signature below indicates the information provided within the application is accurate and true, including my tax identification number.

TAX IDENTIFICATION NUMBER CERTIFICATION

INSTRUCTIONS: You must cross out item (2) in the below paragraph if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest or dividends on your tax return. For contributions to an individual retirement arrangement (IRA), and generally payments other than interest and dividends, you are not required to sign the certification, but you must provide your correct Tax Identification Number.

Under penalties of perjury I certify that (1) The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me); AND (2) I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends or the IRS has notified me that I am no longer subject to backup withholding; AND (3) I am a U.S. Person (including a U.S. Resident Alien).

THE INTERNAL REVENUE SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS DOCUMENT OTHER THAN THE CERTIFICATIONS REQUIRED TO AVOID BACKUP WITHHOLDING.

x________________________________________________    ___________________________
 Signature of Owner           Date (mm/dd/yyyy)      Signed at (City/State)

x________________________________________________
 Signature of Joint Owner     Date (mm/dd/yyyy)
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REGISTERED REPRESENTATIVE/DEALER INFORMATION
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Will the Annuity being purchased replace any prior insurance or annuities of this or any other Company?

[ ] No, to the best of my knowledge, this application is not involved in the replacement of any life insurance or annuity contract, as defined in applicable Insurance Department Regulations, except as stated in Statement above. I have complied with the requirements for disclosure and/or replacement by enclosing a completed and signed Definition of Replacement and leaving a copy of the form with the applicant.

[ ] Yes. If yes, please enclose a completed and signed (i) Disclosure Statement; (ii) Important Notice form; and (iii) Incoming Funds Transfer form. The agent is required to leave with the applicant a copy of the Disclosure Statement and Important Notice form. Also, if an Application Supplement is applicable (for selecting the dollar cost averaging or asset allocation option), please enclose a completed and signed Application Supplement as well.

Comments: ______________________________________________________________________
________________________________________________________________________________

Print Name of Representative ___________________________________________________

x_______________________________________________________________________________
 Signature of Representative                                   Date (mm/dd/yyyy)

Address ________________________________________________________________________
        Street Address        City                  State               ZIP Code

Daytime Phone Number ______________________ Email Address ______________________

Representative License I.D. Number  ____________________________

Print Name of Broker/Dealer ____________________________________________________
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IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT
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To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account.

What this means to you: When you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask to see your driver's license or other identifying documents.
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        Mail to: First Security Benefit Life Insurance and AnnuityCompany
 of New York o Administrative Office o PO Box 750497 o Topeka, KS 66675-0497 or
                             Fax to: 1-785-368-1772
                   Visit us online atwww.securitybenefit.com
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FSB 243 (6-07)                         Elitedesigns 16-90014-11 2009/05/01 (4/4)